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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As independent auditors, we hereby consent to the inclusion of our report dated August 11, 2006 with respect to the financial statements of MTE Corporation in this Current Report on Form 8-K/A of SL Industries, Inc. dated December 21, 2006.

/s/ Chortek & Gottschalk, LLP
--------------------------------
Waukesha, Wisconsin
December 21, 2006

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